SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON,  D. C.  20549
                          __________________________


                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          __________________________

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION  305(b)(2) _______
                          __________________________

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (Exact name of trustee as specified in its charter)

            New York                       13-3818954
 (Jurisdiction of incorporation        (I. R. S. Employer
  if not a U. S. national bank)        Identification No.)

      114 West 47th Street                 10036-1532
       New York,  New York                 (Zip Code)
      (Address of principal
       executive offices)

                          __________________________
                          Berry Plastics Corporation
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       35-1813706
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)


                          __________________________
                            BPC Holding Corporation
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       35-1814673
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)



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


                          __________________________
                            Berry Iowa Corporation
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       42-1382173
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                          Berry Tri-Plas Corporation
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       56-1949250
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                          Berry Sterling Corporation
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       54-1749681
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                                 AeroCon, Inc.
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       35-1948748
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                            Packerware Corporation
              (Exact name of OBLIGOR as specified in its charter)

             Kansas                        48-0759852
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)




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


                          __________________________
                      Berry Plastics Design Corporation.
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       62-1689708
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)


                          __________________________
                            Venture Packaging, Inc.
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       51-0368479
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)


                          __________________________
                        Venture Packaging Midwest, Inc.
              (Exact name of OBLIGOR as specified in its charter)

              Ohio                         34-1809003
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)


                          __________________________
                       Venture Packaging Southeast, Inc.
              (Exact name of OBLIGOR as specified in its charter)

         South Carolina                    57-1029638
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)


                          __________________________
                             NIM Holdings Limited
              (Exact name of OBLIGOR as specified in its charter)

        England and Wales                    Pending
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                      Norwich Injection Moulders Limited
              (Exact name of OBLIGOR as specified in its charter)

        England and Wales                    Pending
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

                          __________________________
                             Knight Plastics, Inc.
              (Exact name of OBLIGOR as specified in its charter)

            Delaware                       35-2056610
 (State or other jurisdiction of       (I. R. S. Employer
 incorporation or organization)        Identification No.)

        101 Oakley Street                     47710
       Evansville, Indiana                 (Zip code)
(Address of principal executive offices)


                          __________________________
                  12 1/4% Senior Subordinated Notes due 2004
                      (Title of the indenture securities)




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

                                    GENERAL

1. GENERAL INFORMATION

   Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

        Federal Reserve Bank of New York (2nd District), New York, New York
           (Board of Governors of the Federal Reserve System)
        Federal Deposit Insurance Corporation, Washington, D.C.
        New York State Banking Department, Albany, New York

   (b)  Whether it is authorized to exercise corporate trust powers.

        The trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH THE OBLIGOR

   If the obligor is an affiliate of the trustee, describe each such affiliation.

        None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

   Berry Plastics Corporation, BPC Holding Corporation, Berry Iowa Corporation, Berry Tri-Plas Corporation, Berry Sterling Corporation, Aerocon, Inc., Packerware Corporation, Berry Plastics Design Corporation, Venture Packaging, Inc., Venture Packaging Midwest, Inc., Venture Packaging
   Southeast, Inc., NIM Holdings Limited, Norwich Injection Moulders Limited and Knight Plastics, Inc. currently are not in default. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-
   1 are not required under General Instruction B.

16. LIST OF EXHIBITS

   T-1.1   --   Organization  Certificate,  as  amended, issued by the State of
                New York Banking Department to transact  business  as  a  Trust
                Company,  is incorporated by reference to Exhibit T-1.1 to Form
                T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                Indenture Reform Act of 1990 (Registration No. 33-97056).

   T-1.2   --   Included in Exhibit T-1.1.

   T-1.3   --   Included in Exhibit T-1.1.


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16. LIST OF EXHIBITS
   (CONT'D)

   T-1.4   --   The  By-Laws  of  United  States Trust Company of New York,  as
                amended, is incorporated by  reference to Exhibit T-1.4 to Form
                T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                Indenture Reform Act of 1990 (Registration No.
                33-97056).

   T-1.6   --   The consent of  the  trustee  required by Section 321(b) of the
                Trust Indenture Act of 1939, as  amended by the Trust Indenture
                Reform Act of 1990.

   T-1.7   --   A  copy  of  the  latest  report of condition  of  the  trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of October 19, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              __________________

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of October 1998.

UNITED STATES TRUST COMPANY
     OF NEW YORK, Trustee

By:
     Cynthia Chaney
     Assistant Vice President

CC/kk (rv:pg)


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                                            EXHIBIT T-1.6

       The consent of the trustee required by Section 321(b) of the Act.

                    United States Trust Company of New York
                             114 West 47th Street
                              New York, NY  10036


September 1, 1995



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
     OF NEW YORK


     /S/GERARD F. GANEY
By:  Gerard F. Ganey
     Senior Vice President




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
                                                                  EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                                 JUNE 30, 1998
                               ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                          $      99,322

Short-Term Investments                                 171,315

Securities, Available for Sale                         626,426

Loans                                                1,857,795
Less:  Allowance for Credit Losses                      16,708
   Net Loans                                         1,841,087
Premises and Equipment                                  59,304
Other Assets                                           122,476
   Total Assets                                     $2,919,930

LIABILITIES
Deposits:
   Non-Interest Bearing                           $    648,072
   Interest Bearing                                  1,646,049
      Total Deposits                                 2,294,121

Short-Term Credit Facilities                           306,807
Accounts Payable and Accrued Liabilities               144,419
   TOTAL LIABILITIES                                $2,745,347

STOCKHOLDER'S EQUITY
Common Stock                                            14,995
Capital Surplus                                         49,541
Retained Earnings                                      107,703
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                   2,344

TOTAL STOCKHOLDER'S EQUITY                             174,583
    Total Liabilities and
     Stockholder's Equity                           $2,919,930

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

July 31, 1998

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